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                                                                   EXHIBIT 99.1



                               APACHE CORPORATION
                             FINANCIAL INFORMATION




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
                                                       For the Quarter                    For the Six Months
                                                       Ended June 30,                        Ended June 30,
                                             ----------------------------------    --------------------------------
                                                  1995               1994               1995            1994
                                             ---------------     --------------    --------------  ----------------
FINANCIAL DATA
(In thousands, except per share data)

Revenues                                     $     206,052       $     147,054     $    373,770    $     279,775
                                             =============       =============     ============    =============
Net Income                                   $         537       $      12,907     $      4,620    $      21,132
                                             =============       =============     ============    =============
Income per Common Share                      $        0.01       $        0.19     $       0.07    $       0.30
                                             =============       =============     ============    =============
Weighted Average Shares                             69,809              69,635           69,741          69,663
                                             =============       =============     ============    =============

PRODUCTION AND PRICING DATA

GAS VOLUME - Mcf per day
   United States                                   519,147             402,765          502,679         392,820
   Canada                                           73,683              53,057           67,458          52,472
   Australia                                         4,542               3,850            5,329           3,994
                                             -------------       -------------     ------------    ------------
     Total                                         597,372             459,672          575,466         449,286
                                             -------------       -------------     ------------    ------------
AVERAGE GAS PRICE PER MCF
   United States                                     $1.59               $1.89            $1.56           $1.99
   Canada                                            $1.02               $1.71            $1.00           $1.70
   Australia                                         $1.87               $1.96            $1.94           $1.93
     Total                                           $1.52               $1.87            $1.50           $1.96

OIL VOLUME - Barrels per day
   United States                                    50,869              32,461           45,334          32,233
   Canada                                            2,061               1,952            2,014           2,035
   Australia                                         3,360               2,741            3,217           2,693
                                             -------------       -------------     ------------    ------------
     Total                                          56,290              37,154           50,565          36,961
                                             -------------       -------------     ------------    ------------
AVERAGE OIL PRICE PER BARREL
   United States                                    $17.36              $15.82           $17.07          $14.21
   Canada                                           $17.81              $16.63           $17.26          $14.36
   Australia                                        $19.16              $17.42           $19.05          $16.91
     Total                                          $17.48              $15.98           $17.20          $14.42

NGL VOLUMES - Barrels per day
   United States                                     1,378               1,356            1,470           1,340
   Canada                                              539                 687              549             669
   Australia                                             -                   -                -               -
                                             -------------       -------------     ------------    ------------
     Total                                           1,917               2,043            2,019           2,009
                                             -------------       -------------     ------------    ------------

NGL PRICE PER BARREL
   United States                                    $13.29              $12.60           $13.01          $11.83
   Canada                                            $9.39               $8.10            $9.80           $8.16
   Australia                                         $0.00               $0.00            $0.00           $0.00
     Total                                          $12.19              $11.09           $12.14          $10.61
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